                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------


         Date of Report (Date of earliest event reported): April 4, 2000

                          ----------------------------

                                   XCEED, INC.
             (Exact name of registrant as specified in its charter)

                          ----------------------------

           Delaware                        0-13049               13-3006788
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


             488 Madison Avenue, 3rd Floor, New York, New York 10022
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 419-1200

                          ----------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.  OTHER EVENTS

     On April 4, 2000, Xceed, Inc. (the "Company") entered into an Agreement (the "Agreement") with Peconic Fund, Inc. ("Peconic"), Leonardo, L.P. ("Leonardo") and HFTP Investment, L.L.C. ("HFTP"), a copy of which is attached hereto as Exhibit 4.1(a) and is incorporated by reference herein in its entirety. Peconic, Leonardo and HFTP are collectively referred to herein as the "Investors." Pursuant to the Agreement, the Company issued to the Investors warrants to purchase 1,350,000 shares of common stock of the Company at an exercise price of $15.75 per share (the "Warrants"), subject to adjustment, as set forth therein. A copy of the form of Warrant is attached hereto as Exhibit 4.1(b) and is incorporated by reference herein in its entirety. In exchange for the Warrants, the Investors agreed to release and waive certain provisions of:
(i) that certain Registration Rights Agreement, dated as of January 13, 2000, between the Company and the Investors (the "Registration Rights Agreement");
(ii) the Certificate of Designation, Preferences and Rights of Series A Cumulative Convertible Preferred Stock of the Company dated as of January 13, 2000 (the "Certificate of Designation"); and (iii) that certain Subscription Agreement, dated as of January 13, 2000, between the Company and the Investors (the "Subscription Agreement"). Copies of the Registration Rights Agreement, the Certificate of Designation and the Subscription Agreement were previously filed with the Securities and Exchange Commission on Form 8-K on January 20, 2000 (File No. 000-13049).

     The Company is making this Current Report on Form 8-K solely as a source of information for its stockholders. The transactions resulting from the Agreement did not give rise to any change of control of the Company.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  Financial Statements.   Not Applicable.

     (c)  Exhibits:

          4.1(a) Agreement, dated April 4, 2000, by and among Xceed, Inc. (the
                 "Company"), Peconic Fund, Inc., Leonardo, L.P. and HFTP Investment, L.L.C.

          4.1(b) Form of Common Stock Purchase Warrant issued by Xceed, Inc. to each of Peconic Fund, Inc., Leonardo, L.P. and HFTP Investment, L.L.C. on April 4, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     XCEED, INC.
                                     (Registrant)



     Date:  April 4, 2000            /s/ Werner Haase
                                     ------------------------------------------
                                     Werner Haase, Chief Executive Officer